                                                                      EXHIBIT 10


                     SIXTH AMENDMENT TO THE LOAN AGREEMENT
                     -------------------------------------


     This SIXTH AMENDMENT TO THE LOAN AGREEMENT ("AGREEMENT") is made effective as of, although not necessarily on, the 15TH DAY OF MAY, 1997, by and between GUARANTY FEDERAL BANK, F.S.B., a federal savings bank ("BANK") and HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, D/B/A HOME, INC. ("BORROWER") and HOMECAPITAL INVESTMENT CORPORATION, a Nevada corporation ("GUARANTOR").

                             W I T N E S S E T H :
                             - - - - - - - - - -


     WHEREAS, on JUNE 1, 1996, Borrower and Bank entered into that certain WAREHOUSE LOAN AGREEMENT (together with all amendments, modifications and restatements thereof, the "LOAN AGREEMENT") dated of even date therewith providing for a $2,000,000.00 credit facility (together with all increases, collectively, the "LOAN").

     WHEREAS, in connection with the execution of the Loan Agreement, Borrower executed that certain Promissory Note dated of even date (the "NOTE"), that certain Security Agreement ("SECURITY AGREEMENT") was executed by Borrower and Bank and a Financing Statement filed with the Secretary of State of Texas (the "FINANCING STATEMENT") together with all documents or instruments representing, evidencing or securing the Loan (the "LOAN DOCUMENTS");

     WHEREAS, effective as of JULY 9, 1996 Bank and Borrower entered into that one certain FIRST AMENDMENT to the Loan Agreement whereby the loan amount was increased $10,000,000.00 and certain other changes were made to the loan documents;

     WHEREAS, effective as of SEPTEMBER 17, 1996 Bank and Borrower entered into that certain SECOND AMENDMENT to Loan Agreement;

     WHEREAS, Bank, Borrower and Guarantor, effective as of OCTOBER 15, 1996 entered into that certain THIRD AMENDMENT to Loan Agreement whereby the loan amount was increased to $15,000,000.00 and certain other changes were made to the Loan Documents;

     WHEREAS, Bank, Borrower and Guarantor, effective as of JANUARY 31, 1997, entered into that certain FOURTH AMENDMENT to the Loan Agreement whereby the maturity date of the loan was extended to FEBRUARY 28, 1997;

     WHEREAS, Bank, Borrower and Guarantor, effective as of JANUARY 1, 1997, entered into that certain FIFTH AMENDMENT to the Loan Agreement modifying certain terms of the Loan Documents;

     WHEREAS, Bank, Borrower and Guarantor desire to TEMPORARILY increase the amount of the Loan and to reflect such temporary increase and subsequent decrease to the current Loan amount by amending the Loan Documents. All terms not defined herein are used as defined in the Loan Agreement.

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrower hereby agree as follows:

   1. LOAN AGREEMENT. The following TEMPORARY MODIFICATION is hereby made to the Loan Agreement EFFECTIVE AS OF THE DATE HEREOF AND EXPIRES WITHOUT ANY FURTHER ACTION BY ANY PARTY ON MAY 29, 1997:

     (a) The definition of "Commitment" is hereby modified to replace the figure of "$15,000,000.00" with the figure of "$20,000,000.00".
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  2. NOTE.  The following temporary modification is hereby made to the stated
amount of the Note; it shall increase to "$20,000,000.00" effective as of the date hereof.

  3. REDUCTION IN COMMITMENT. The $5,000,000.00 increase in the "Commitment" is a temporary two week increase only. Any principal amounts outstanding in excess of the lesser of (a) the Borrowing Base or (b) $15,000,000.00, on May 29, 1997 shall be paid in full by Borrower on May 29, 1997.

  4. COMMITMENT FEE.   Borrower shall pay to Bank simultaneously with the
execution of this Agreement an additional $2,000.00 commitment fee for such two week increase in the Loan amount.

  5. ACKNOWLEDGMENT BY BORROWER. Except as otherwise specified herein, the terms and provisions of the Loan Documents are ratified and confirmed and shall remain in full force and effect, enforceable in accordance with their terms. Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to the Bank pursuant to the terms of the Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents; (iii) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrower, as of the date hereof and no defaults exist under the Loan Documents; and (iv) Borrower has no set-offs, counterclaims, defenses or other causes of action against the Bank arising out of the Loan Documents, the modification and extension of the Loan, any documents mentioned herein or otherwise and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower.

  6. ACKNOWLEDGMENT BY GUARANTOR. Except as otherwise specified herein, the terms and provisions of the Loan Documents are ratified and confirmed and shall remain in full force and effect, enforceable in accordance with their terms. Guarantor hereby acknowledges, agrees and represents that (i) Guarantor is indebted to the Bank pursuant to the terms of the Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents; (iii) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Guarantor, as of the date hereof and no defaults exist under the Loan Documents; and (iv) Guarantor has no set-offs, counterclaims, defenses or other causes of action against the Bank arising out of the Loan Documents, the modification and extension of the Loan, any documents mentioned herein or otherwise and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Guarantor.

  7. NO WAIVER OF REMEDIES. Nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to the Bank by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Note or the other Loan Documents.

  8. COSTS AND EXPENSES. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees and reasonable fees and expenses of legal counsel to the Bank. The attorney's fees and expenses of the Bank's law firm, Jackson & Walker, L.L.P., shall be paid.

  9. ADDITIONAL DOCUMENTATION. From time to time, Borrower shall execute or procure and deliver to Bank such other and further documents and instruments evidencing, securing or pertaining to the Loan or the Loan Documents as shall be reasonably requested by the Bank so as to evidence or effect the terms and provisions hereof.

 10. EFFECTIVENESS OF THE LOAN DOCUMENTS. Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Loan Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Loan Documents to the Loan, the amount constituting the

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Loan, any defined terms, or to any of the other Loan Documents shall be deemed, from and after the date hereof, to refer to the Loan, the amount constituting the Loan, defined terms and to such other Loan Documents, as modified hereby.

 11. GOVERNING LAW. THE BORROWER HEREBY AGREES THAT THE OBLIGATIONS CONTAINED HEREIN ARE PERFORMABLE IN DALLAS COUNTY, TEXAS. ALL PARTIES HERETO AGREE THAT
(I) ANY ACTION ARISING OUT OF THIS TRANSACTION MAY BE FILED IN DALLAS COUNTY, TEXAS, (II) VENUE FOR ENFORCEMENT OF ANY OF THE OBLIGATIONS CONTAINED IN THE LOAN DOCUMENTS SHALL BE IN DALLAS COUNTY, TEXAS, (III) PERSONAL JURISDICTION SHALL BE IN DALLAS COUNTY, TEXAS, (IV) ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE COMMENCED AGAINST BORROWER IN DALLAS COUNTY, (V) SUCH ACTION MAY BE INSTITUTED IN THE COURTS OF THE STATE OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS, AT THE OPTION OF THE BANK AND (VI) THE BORROWER HEREBY WAIVES ANY OBJECTION TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING AND ADDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO BE SUED ELSEWHERE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF EACH BANK TO ACCOMPLISH SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

 12. TIME. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.

 13. BINDING AGREEMENT. This Agreement and the Loan Documents shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of the Collateral or any of Borrower's rights, titles or interest in and to the Collateral or any rights, titles or interests in and to Borrower, except as expressly authorized in the Loan Documents, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

 14. HEADINGS. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

 15. CONSTRUCTION. Whenever the context hereof so required, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative of the general recitation.

 16. COUNTERPARTS. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party or that the signature and acknowledgment of all persons required to bind any party appear on each counterpart. All counterparts shall collectively constitute a single document containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto. Any signature and acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgment pages.

     THIS AGREEMENT AND THE LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



     EXECUTED as of the date first above written.


                              BANK:
                              ----

                              GUARANTY FEDERAL BANK, F.S.B.,
                              a federal savings bank



                              By: /s/ W. James Meintjes
                                 --------------------------
                                    W. James Meintjes,
                                    Assistant Vice President



                              BORROWER:
                              --------

                              HOMEOWNERS MORTGAGE & EQUITY, INC.,
                              a Delaware corporation d/b/a HOME, INC.


                              By: /s/ Tommy M. Parker
                                 --------------------
                                    Tommy M. Parker,
                                    Executive Vice President


                              GUARANTOR:
                              ---------

                              HOMECAPITAL INVESTMENT CORPORATION,
                              a Nevada corporation


                              By:   /s/ John W. Ballard
                                  -----------------------------
                                  Name:  John W. Ballard
                                  Title: President/CEO

STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)


     This instrument was ACKNOWLEDGED before me the 28th day of May, 1997, by W. James Meintjes, Assistant Vice President of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank, on behalf of said bank.

                                /s/ Charlotte Anderton
                               -----------------------------
                              Notary Public - State of Texas

My Commission expires:        ________________________________
     01-31-2000               Printed Name of Notary
-----------------


STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the 15th day of May, 1997, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC. d/b/a Home, Inc., a Delaware corporation, on behalf of said corporation.

                              /s/ Ricardo Castillo
                              -----------------------------------
                              Notary Public - State of Texas

My Commission expires:            Ricardo Castillo
                              -----------------------------------
  06-22-98                    Printed Name of Notary
-----------------


STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the 15th of May, 1997, by  John
                                                                           ----
W. Ballard President/CEO of HOMECAPITAL INVESTMENT CORPORATION, a Nevada
---------- -------------
corporation, on behalf of said corporation.

                              /s/ Ricardo Castillo
                              --------------------------------------
                              Notary Public - State of Texas

My Commission expires:            Ricardo Castillo
                              --------------------------------------
  06-22-98                          Printed Name of Notary
-----------------

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